Trustmark
Banking and Financial Solutions

Sandler O'Neill
East Coast Financial Services Conference

November 13, 2014



Memphis
Jackson
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise

Trustmark Corporation Profile

At September 30, 2014

Total Assets	$12.1 billion
Total Loans (HFI & Acquired)	$6.9 billion
Total Deposits	$9.5 billion
Market Cap	$1.6 billion
Banking Centers	207



Trustmark

Photo courtesy of "Jackson, Photographs by Ken Murphy" © 2014



Memphis
Jackson
Mobile
Destin
Houston

- ✓ Consistent financial performance and dividends
- ✓ Meaningful growth opportunities
- ✓ Effective credit risk management
- ✓ Attractive, low cost deposit base
- ✓ Diverse revenue base
- ✓ Proven acquisition strategy

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Trustmark
Banking and Financial Solutions

Consistent Financial Performance

Net Income Available to Common Shareholders


($ in millions)
$73.0
$100.6
$106.8
$117.3
$117.1
$95.5
2009
2010
2011
2012
2013 (1)
09-30-14 YTD

Diluted EPS and Dividends


Diluted EPS
Dividends
$1.26
$0.92
$1.57
$0.92
$1.66
$0.92
$1.81
$0.92
$1.75
$0.92
$1.41
$0.69
2009
2010
2011
2012
2013
09-30-14 YTD

[1] Excluding non-routine merger costs and litigation expense of $8.3 million (net of tax), operating income totaled $125.3 million, which represented EPS of $1.87 and ROATCE of 13.97%

Return on Average Assets


0.98%
1.08%
1.11%
1.20%
1.02%
1.06%
2009
2010
2011
2012
2013
09-30-14 YTD

Return on Average Tangible Common Equity


10.80%
12.31%
12.25%
12.55%
13.09%
13.52%
2009
2010
2011
2012
2013
09-30-14 YTD

Source: company reports

Continued Growth in Loan Portfolio

Six consecutive quarters of growth in legacy loan portfolio

During 3Q-14:

- ✓ Loans held for investment ("HFI") increased by $146.7 million, or at an annualized rate of 9.6%, to $6.3 billion from the prior quarter; year-to-date, loans HFI increased by $535 million, or 12.3% annualized
- ✓ Loans HFI grew across all geographical markets on a linked-quarter and prior-year basis
- ✓ Total loans (HFI & Acquired) grew by $92 million, or at an annualized rate of 5.6%, from the prior quarter and $322 million, or 6.5% annualized, year-to-date

Loans HFI Dollar Growth by Type

($ in millions) Type	Balance	Linked Quarter	Year-to-Date
Loans secured by real estate:			
Const., land dev. and other land loans	$ 581	$ 49	$ (16)
Secured by 1-4 family residential prop.	1,625	44	140
Secured by nonfarm, nonresidential prop.	1,561	17	146
Other real estate secured	240	(11)	50
Commercial and industrial loans	1,247	(3)	89
Consumer loans	169	3	4
Other loans	911	48	122
Loans HFI	$ 6,334	$ 147	$ 535

Loans HFI

($ in millions)



$5,697
$5,799
$5,924
$6,187
$6,334
Dollar Change:
$102
$125
$263
$147
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14

Loans HFI Dollar Growth by Region (9-30-14 YTD)

($ in millions)



$203
$28
$228
$3
$73
Alabama
Florida
Mississippi(1)
Tennessee(2)
Texas

(1) Mississippi includes Central and Southern Mississippi Regions
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

Source: Company reports

Acquired Loan Portfolio

Performance of acquired loans

- ✓ Interest income on acquired loans remained relatively stable at $23.2 million in the third quarter despite acquired loan run-off
- ✓ We expect the yield on acquired loans (excl. recoveries) for the fourth quarter to be in the 7.0% - 8.0% range, reflecting our most recent re-estimation of cash flows
- ✓ Based upon most recent cash flow analyses, we anticipate acquired loan balances (excl. any settlement of debt) to decline by ~$70 million for the fourth quarter

Interest Income & Impairment – Acquired Loans

($ in thousands)	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14
Acq. loan accretion / int.	$14,500	$ 14,097	$12,975	$ 14,310	$ 14,462
Acq. recoveries	4,683	9,287	3,811	8,940	8,738
Interest income on acq. loans	$19,183	$ 23,384	$16,786	$ 23,250	$ 23,200
Provision for acq. loan losses	$ 3,292	$ 4,169	$ 63	$ 3,784	$ 1,145
Net acq. loan contribution[1]	$15,891	$ 19,215	$16,723	$ 19,466	$ 22,055
Acq. loan yield	6.20%	6.60%	6.70%	8.25%	9.34%
Acq. loan recoveries yield	2.00%	4.35%	1.97%	5.15%	5.64%
Total yield on acq. loans	8.20%	10.95%	8.67%	13.40%	14.98%

(1) Net interest income on acquired loans - Provision for acquired loan losses

Acquired Loans

($ in millions)



$875
$804
$746
$647
$592
Dollar Change:
($71)
($58)
($99)
($55)
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Source: Company reports

Accretable Yield

($ in millions)



$110
$109
$105
$93
$83
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Trustmark Banking and Financial Solutions

Credit Risk Management

Continued resolution of problem assets and effective credit risk management

During 3Q-14:

- ✓ Other real estate decreased $9.9 million, or 9.3%, from the prior quarter and $19.3, or 16.6%, from the prior year
- ✓ Nonperforming loans totaled $88.3 million, an increase of $17.2 million from the prior quarter and an increase of $14.9 million from the prior year
  - The increase is primarily the result of two substandard credit relationships totaling $16.0 million migrating to nonaccrual status
- ✓ Provision for loan losses for loans HFI totaled $3.1 million, which represented specific reserves related to the aforementioned credit relationships that migrated to nonaccrual status
- ✓ Net recoveries totaled $428 thousand and represented -0.03% of average loans
- ✓ Allowance for loan losses represented 178.81% of nonperforming loans, excluding impaired loans

Other Real Estate

($ in millions)



$116
$107
$112
$107
$97
Dollar Change:
($9)
$5
($5)
($10)
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

ALL / Nonperforming Loans (excl. Impaired Loans)



161.96%
190.70%
180.86%
159.71%
178.81%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Source: Company reports
Note: Credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement

Trustmark Banking and Financial Solutions

Attractive, Low-Cost Deposit Base

Well diversified deposit base serves as an excellent, low-cost source of funds

- ✓ Average deposits in the third quarter declined $204.5 million as the $97.8 million increase in noninterest-bearing deposits was more than offset by a decline in interest-bearing deposits of $302.3 million, which was due in part to a seasonal decline in public fund balances
- ✓ Cost of deposits continued to decline

Deposit Mix – Average Balance

($ in millions)



$9,691
$9,673
$9,952
$9,901
$9,696
26%
27%
26%
27%
29%
74%
73%
74%
73%
71%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14
Interest-bearing
Noninterest-bearing

Cost of Deposits	0.20%	0.20%	0.18%	0.16%	0.15%

Deposit Mix By Type – Q3-14 Ending Balance

($ in millions)



Time Deposits
$2,027
21%
Nonint.-
Bearing DDA
$2,723
29%
Savings
$653
7%
16%
MMDA
$1,485
27%
Interest
Checking
$2,625

Total Deposits at September 30, 2014 – $9,513

Source: Company reports

Trustmark
Banking and Financial Solutions

Income Statement Highlights – Revenue

Revenue remained stable at $149.1 million in third quarter despite mandated $2.6 million reduction in interchange income

Net Interest Income – FTE

($ in millions)



$102
$19
$83
$106
$23
$83
$99
$17
$82
$109
$23
$86
$110
$23
$87
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14
Net Interest Income (excl. Acq. Loans)
Net Interest Income on Acq. Loans

Noninterest Income

($ in millions)



$47
$39
$44
$44
$43
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Net Interest Margin



3.94%
3.52%
4.10%
3.48%
3.92%
3.52%
4.21%
3.55%
4.14%
3.47%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14
NIM
NIM (excl. acquired loans)

Noninterest Income Mix – Q3-14

($ in millions)



Mortgage banking, net $6
13%
Service charges on deposit accounts $13
30%
Insurance commissions $9
21%
Wealth management $8
19%
Bank card and other fees $7
17%

Source: Company reports

Trustmark Banking and Financial Solutions

Income Statement Highlights – Noninterest Expense

Routine noninterest expense remained well-controlled

During 3Q-14:

- ✓ Excluding ORE and intangible amortization of $3.1 million, noninterest expense remained stable at $97.1 million
  - Salary and benefits expense increased by 1.0% from the prior quarter to $56.7 million
  - Equipment expense decreased by 7.5% from prior the quarter to $5.7 million
- ✓ ORE and foreclosure expense declined $2.9 million from the prior quarter to total $930 thousand
- ✓ Efficiency ratio improved to 62.80%

Noninterest Expense

($ in millions)



$102
$6
$96
$105
$5
$100
$102
$6
$96
$103
$6
$97
$100
$3
$97
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14
Noninterest Expense (excl. ORE and Intangible Amortization)
ORE/Intangible Amortization

Efficiency Ratio[(1)]



65.32%
68.38%
68.32%
64.31%
62.80%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

(1): Noninterest expense to total net interest income (FTE) and noninterest income, excluding security gains (losses), amortization of partnership tax credits, amortization of purchased intangibles, and nonroutine income and expense items

Source: Company reports

Capital Management

Solid capital position reflects consistent profitability of our diversified financial services businesses

- ✓ Tangible equity to tangible assets ratio was 8.67% in the third quarter, up 16 basis points from the prior quarter, while the total risk-based capital ratio expanded 16 basis points to 14.70%
- ✓ Solid capital base provides the opportunity to support organic loan growth in an improving economy and enhance long-term shareholder value

Tangible Equity/Tangible Assets



8.01%
8.26%
8.31%
8.51%
8.67%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Tier 1 Common Risk-based Capital Ratio



11.92%
12.21%
12.37%
12.61%
12.74%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Total Risk-based Capital Ratio



14.02%
14.18%
14.34%
14.54%
14.70%
Q3 - 13
Q4 - 13
Q1 - 14
Q2 - 14
Q3 - 14

Source: Company reports

Strategic Priorities to Enhance Shareholder Value

✓ Profitable revenue generation

- Create and expand customer relationships
- Loan growth
- Noninterest income – deposit services, wealth management, insurance
- Business development and cross-selling

✓ Process improvement and expense management

- Appointment of Chief Administrative Officer
- Performance Measurement
- Market Optimization
- Business Process Improvement

✓ Leverage existing infrastructure investments

- Enterprise-wide analytics system
- Network operations center
- ATM fleet with deposit automation
- Cybersecurity and fraud detection system

✓ Credit quality

- Maintain disciplined underwriting and pricing
- Resolution of problem assets

✓ Effective risk management

- Ensure regulatory compliance
- Create value-added proposition…manage businesses more effectively

✓ Mergers and acquisitions

- In-market consolidation
- Expand to additional attractive markets
- Patience and discipline

Trustmark
Banking and Financial Solutions

Supplemental Information


Jackson

Mississippi


Trustmark
EXPRESS 24-Hour ATM
Trustmark

- $6.5 billion in deposits+; 122 offices
- #1 Deposit Market share in State
- Key Focus - maintain dominate market share; enhance "share of wallet" through business development and referral programs
- Major Industries/Economic Drivers – automotive *(Nissan, Toyota, Yokohamo Tires)*, healthcare *(University Medical Center)*, aerospace *(Stennis Space Center)*, agriculture/timber, government, education, shipbuilding *(Ingalls Shipbuilding)*
- M&A within Market
  - SOUTHBank – Oxford branch purchase - 2013
  - FDIC Heritage Banking Group - Carthage - 2011
  - Chandler Sampson Insurance Agency - 2002
  - Bottrell Insurance Agency - 1999

Market (Top 10 Deposits)	2014 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Jackson MSA	582,021	$3,984	32.40%	46
Hattiesburg MSA	149,110	$351	13.50%	9
Tupelo MSA	140,901	$228	9.37%	5
Vicksburg MSA	56,749	$220	22.56%	5
Brookhaven MSA	34,891	$212	35.51%	4
Meridian MSA	106,631	$207	13.81%	5
Laurel MSA	85,497	$198	14.61%	6
Corinth MSA	37,131	$189	30.39%	4
Columbus MSA	59,645	$174	17.46%	4
McComb MSA	52,521	$149	18.81%	4

+ As of 09/30/2014 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark
Banking and Financial Solutions

Alabama

- $1.3 billion in deposits[+]; 39 offices
- <u>Key Focus</u> – corporate and real estate banking, mortgage banking, municipal finance, wealth management and retail banking
- <u>Major Industries/Economic Drivers</u> – automotive *(Mercedes, Honda, Hyundai – Kia)*, aerospace *(Airbus, ST Aerospace)*, steel *(ThyssenKrupp)*, military *(Maxwell Air Force Base)*, shipbuilding *(Austal USA, Maritime)*

<u>M&A within Market</u>

- BancTrust - 2013



Mobile



Trustmark

Market	2014 Population	Deposits++ ($ millions)	Market Share	TRMK Banking Centers
Mobile Market				
Mobile MSA	414,596	$ 301	4.81%	7
Daphne-Fairhope MSA	196,491	$ 65	1.84%	3
Central and South Alabama (Top 5 Deposits)				
Montgomery MSA	376,745	$ 256	3.41%	8
Selma MSA	42,279	$ 124	26.07%	3
Brewton-Escambia County	37,743	$ 123	21.12%	3
Monroeville-Monroe County	22, 301	$ 114	33.79%	2
Greenville - Butler County	19,865	$ 95	34.20%	3

+ As of 09/30/2014 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Florida Panhandle

- $566 million in deposits[+]
- <u>Key Focus</u> – resolution of acquired problem loan portfolio; mortgage banking; residential construction, treasury management services and private banking
- <u>Major Industries/Economic Drivers</u> – Tourism, leisure and hospitality, military, aerospace and medical
- <u>M&A within Market</u>
  - BankTrust - 2013
  - Bay Bank - 2012
  - Fisher Brown Insurance - 2004
  - Emerald Coast branch purchase - 2003



Trustmark
Trustmark
Bank



Destin

Market	2014 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Bay County	173,717	$358	13.18%	9
Walton County	59,669	$163	17.30%	5
Okaloosa County	197,086	$93	2.80%	3
Total	**430,472**	**$614**	**8.81%**	**17**

+ As of 09/30/2014 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark
Banking and Financial Solutions

Houston MSA

- $466 million in deposits+
- Key Focus – corporate, residential and commercial real estate, healthcare, energy related businesses
- Major Industries/Economic Drivers - 25 Fortune 500 companies, headquartered in Houston; energy, construction, trade and manufacturing
- M&A Entry into Market
  - Republic Bancshares - 2006
  - Allied Houston branch purchase - 2004



Houston
Houston



Trustmark Bank

Market	2014 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,352,744	$458	0.21%	13

+ As of 09/30/2014 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark Banking and Financial Solutions

Memphis MSA

- $676 million in deposits+
- Key Focus – corporate and real estate banking; relocation of regional HQ to central business district
- Major Industries/Economic Drivers – transportation, distribution and healthcare; major firms headquartered here are:
  - Fed Ex
  - International Paper
  - AutoZone
  - St. Jude Research Hospital
  - LeBonheur Healthcare
- M&A within Market
  - Nashoba Bancshares - 2001
  - Peoples Bank - 2001
  - Somerville Bank & Trust - 2001


Trustmark


Memphis

Market	2014 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,352,761	$688	2.90%	22

+ As of 09/30/2014 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com